Brian Vance Chief Executive Officer Jeff Deuel Chief Operating Officer Don Hinson Chief Financial Officer Sandler O’Neill + Partners March 2018

FORWARD – LOOKING STATEMENT 2 This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to: • The expected revenues, cost savings, synergies and other benefits from our other merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to, customer and employee retention, might be greater than expected; • The credit and concentration risks of lending activities; • Changes in general economic conditions, either nationally or in our market areas; • Competitive market pricing factors and interest rate risks; • Market interest rate volatility; • Balance sheet (for example, loan) concentrations; • Fluctuations in demand for loans and other financial services in our market areas; • Changes in legislative or regulatory requirements or the results of regulatory examinations; • The ability to recruit and retain key management and staff; • Risks associated with our ability to implement our expansion strategy and merger integration; • Stability of funding sources and continued availability of borrowings; • Adverse changes in the securities markets; • The inability of key third-party providers to perform their obligations to us; • The expected revenues, cost savings, synergies and other benefits from the Puget Sound Bank merger might not be realized within the expected time frames or at all, and costs or difficulties relating to integration matters, including but not limited to, customer and employee retention might be greater than expected; • Changes in accounting policies and practices and the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; and • These and other risks as may be detailed from time to time in our filings with the Securities and Exchange Commission. Heritage cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to Heritage. Heritage does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for the first quarter of 2018 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect Heritage’s operating and stock price performance.

3 COMPANY OVERVIEW

COMPANY PROFILE 4 Corporate Overview NASDAQ Symbol HFWA Headquarters Olympia, WA # of Branches 60 Year Established 1927 Note: Financial information as of 12/31/2017 and market information as of 2/27/2018 Financial Snapshot Market Capitalization $1.03 billion Institutional Ownership 82.8% Total Assets $4.11 billion Loan / Deposit Ratio 84.0%

COMPANY STRATEGY 5  Disciplined approach to acquisition opportunities  Completed acquisition for Puget Sound Bancorp, Inc. in Bellevue, WA  Allocate capital to organically grow our core banking business  Successful hiring of individuals and teams of bankers in Seattle and Portland markets  Improve operational efficiencies and rationalize branch network  Achieving increased efficiencies with operational scale, internal focus on improving processes and technology solutions  Closed/Consolidated 17 branches since beginning 2010  Generate strong profitability and risk adjusted returns  0.97% return on average assets (net of 0.24% impact of estimated Deferred Tax Asset (“DTA”) revaluation)  10.32% return on average tangible common equity (net of 2.65% impact of estimated DTA revaluation)  Maintain underwriting standards and credit quality  0.26% NPA/Assets  Long track record of strong underwriting  Focus on core deposits is key to franchise value over the long term  28% non-interest bearing deposits, or 30% pro forma with Puget Sound  0.20% cost of deposits  Proactive capital management  44% dividend payout ratio over last twelve months, including regular and special dividends  Retain strong pro forma capital ratios Note: Financial information for the quarter-end period as of 12/31/2017

ACQUISITION OF PUGET SOUND BANCORP, INC. 6 • Puget Sound is a “pure play” business banking franchise headquartered in the Seattle metropolitan area with total assets of $561.8 million (4) • Acquisition follows HFWA’s stated strategic goal of growing in the Seattle-Bellevue market • The exchange ratio decreased from 1.3200x at announcement to 1.1688x at closing pursuant to the terms of the merger agreement • HFWA issued an aggregate of 4.1 million shares of its common stock in the transaction, approximately 530,000 fewer shares compared to announcement Merger Overview Attractive Deal Metrics for HFWA Source: HFWA and PUGB as of 12/31/2017 (1) Based on HFWA closing price on 7/26/2017 of $27.15 and an exchange ratio of 1.3200x (2) Based on HFWA closing price on 1/16/2018 of $31.55 and an exchange ratio of 1.1688x (3) Tangible Book Value Earnback Period measures the number of years required for the pro forma company’s projected TBVPS to exceed the projected TBVPS of standalone HFWA (4) Carrying value estimate with final asset valuation not yet final • Completed Puget Sound Bancorp, Inc. acquisition on January 16, 2018 Announcement (1) Closing (2) Exchange Ratio 1.3200x 1.1688x Deal Value $126.1 $128.5 Shares Issu d 4,644,928 4,112,347 2019 Esti ated EPS Accretion (%) 3.95% 5.67% 2019 Estimated EPS Accretion ($) $0.06 per share $0.09 per share Internal Rate of Return 16% 18% Tangible Book Value Per Share Earnback(3) 4.5 years 2.1 Years Transaction Multiples as of:

Note: Information for Seattle MSA, where available (1) www.cnbc.com (2) Bureau of Economic Analysis (3) U.S. Census data (4) www.zillow.com STRONG AND DIVERSE ECONOMIC LANDSCAPE 7  Thriving local economy with job growth in technology and aerospace sectors  Washington named “America’s Top State for Business in 2017” by CNBC(1)  Washington state has the country’s largest concentration of STEM workers (science, technology, education and math)(1)  Seattle economy ranks 12th largest in the country by GDP, which increased 5.2% since 2014(2)  Seattle’s population grew 12.1% from 2010 to 2017(3)  Median household income for Seattle and Bellevue is $85,936 and $112,936, respectively, which is 41% and 85% higher than the national average of $61,045 (3)  Fortune 500 companies headquartered in Seattle-Bellevue MSA, include: Amazon, Costco, Microsoft, PACCAR, Nordstrom, Weyerhaeuser, Expeditors, Alaska Air, Expedia and Starbucks  King County home prices increased 15.4% from December 2016 to December 2017(4) Headquartered in Western Washington Major Operations in Western Washington

Completed Puget Sound Bancorp, Inc. acquisition in Q1 2018* 8 HISTORICAL GROWTH – ORGANIC AND ACQUISITIVE Acquired North Pacific Bancorporation Acquired Washington Independent Bancshares Inc. Acquired Western Washington Bancorp Completed 2 FDIC deals - Pierce Commercial Bank and Cowlitz Bank acquiring $211M and $345M in assets, respectively Acquired Valley Community Bancshares, Inc. with $254M in assets and Northwest Commercial Bank with $65M in assets Merger with Washington Banking Company  Proven track record of executing on acquisitions and organic growth  HFWA has completed 7 whole bank acquisitions and 2 FDIC-assisted transactions since 1998 Source: Company financials, as of 12/31/2017 Note: All dollars in millions * Carrying Value at January 16, 2018 and final asset valuation not yet final

9 KING COUNTY METRO Funds Under Management = Loans + Deposits Source: Company and Puget Sound Bancorp, Inc. financials, as of 12/31/2017 Note: All dollars in millions King County HFWA Branch • $598 million in total funds under management in King County, or $1.5 billion on a pro forma basis with Puget Sound acquisition $276 $440 $449 $473 $478 $496 $884 $83 $99 $95 $103 $108 $102 $602 $359 $538 $545 $576 $587 $598 $1,486 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2015 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q4 2017 Pro Forma Loans Deposits

10 KING COUNTY GROWTH

FUTURE GROWTH AND OPPORTUNITIES 11 Note: Financial information as of 12/31/2017 *Map includes banks headquartered along the I-5 corridor and does not include coastal headquartered banks • Significant number of banks remaining in HFWA footprint, further consolidation is expected - 15 banks with less than $500 million in assets - 4 banks between $500 million and $1.0 billion in assets - 3 banks between $1.0 billion and 3.0 billion in assets • HFWA positioned to be the acquiror of choice in the Pacific Northwest Bank Headquarters Expected Consolidation and Future OpportunitiesPacific Northwest Banking Landscape*

MANAGEMENT TEAM

Name	Position	Banking Experience	HFWA Service	Previous Experience
Brian Vance	President and Chief Executive Officer of Heritage Financial Corporation	45 years	22 years	WestOne Bank/U.S. Bank
Jeff Deuel	President and Chief Operating Officer of Heritage Bank	35 years	8 years	JPMChase/WAMU, CoreStates Bank
Don Hinson	EVP and Chief Financial Officer	23 years	12 years	Banking Practice of National Accounting Firm
Bryan McDonald	EVP and Chief Lending Officer	23 years	11 years	WBCO, WAMU, WestOne Bank/U.S. Bank
Dave Spurling	EVP and Chief Credit Officer	25 years	17 years	Bank of America
Cindy Huntley	EVP and Director of Retail Banking	30 years	30 years	
Lisa Banner	EVP and Director of Shared Services	23 years	2 years	Zions Bank
Tom Henning	EVP and Chief Risk Officer	31 years	2 years	Bank United (FL), WAMU
Bill Glasby	EVP and Chief Technology Officer	23 years	5 months	JPMChase/WAMU
Sabrina Robison	SVP and Human Resources Director	30 years	30 years	

12

13 FINANCIAL UPDATE

FINANCIAL UPDATE – Q4 & YTD 2017 14 • Diluted earnings per share was $0.33 for the quarter and $1.39 for the year • Net income of $10.0 million for the quarter and $41.8 million for the year • Revaluation of the net deferred tax asset negatively impacted EPS by $0.09 per share and net income by $2.6 million • Declared a regular dividend of $0.15 per share on January 24, 2018 • Total loans receivable, net, increased $50.9 million, or 1.8%, to $2.82 billion for the quarter and increased $207.3 million, or 7.9%, for the year • $222.4 million of loan originations in Q4 2017 • Deposit growth $163.4 million, an increase of 5.1% compared to Q4 2016 Source: Company financials, as of 12/31/2017

15 BALANCE SHEET MIX Loan Portfolio Source: Company financials, as of 12/31/2017 Note: All dollars in millions *Includes loans held for sale and allowance for loan losses • 4.93% loan yield in Q4 2017 • 44.5% of loans are commercial loans (C&I and owner-occupied CRE) • $2.8 billion in total loans Deposit Base • 0.20% cost of deposits in Q4 2017 • 27.8% of deposits are non-interest bearing demand • 88.3% of deposits are non-maturity • $3.4 billion in total deposits Total Asset Mix • 84.0% loan / deposit ratio • 22.2% of assets are cash and securities • 68.5% of assets are loans* 1-4 Family 3.1% Owner- Occupied CRE 21.8% Nonowner- Occupied CRE 34.6% Commercial & Industrial 22.7% Construction & Land Development 5.2% Consumer 12.5% Non-Interest Bearing Demand 27.8% Interest Bearing Transaction Accounts 31.0% Money Market Accounts 14.7% Savings Accounts 14.7% Certificates of Deposits 11.7% Cash and Cash Equivalents 2.5% Securities 19.7% Loans, net* 68.5% Other 9.3%

16 BALANCE SHEET TRENDS Source: Company financials, as of 12/31/2017 Note: End of period balance. All dollars in millions *Loans include loans receivable, net and loans held for sale **Includes taxable and tax-exempt securities without adjustment for tax-equivalent basis Deposits Investment Securities Loans* FHLB Advances $2,652 $2,674 $2,755 $2,803 $2,851 4.72% 4.70% 4.75% 4.72% 4.93% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% $2,500 $2,600 $2,700 $2,800 $2,900 $3,000 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Total Loans* Loan Yield $3,230 $3,243 $3,291 $3,321 $3,393 0.15% 0.16% 0.18% 0.20% 0.20% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% $3,000 $3,100 $3,200 $3,300 $3,400 $3,500 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Total Deposits Cost of Total Deposits $795 $783 $791 $800 $811 1.96% 2.22% 2.25% 2.24% 2.29% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% $600 $650 $700 $750 $800 $850 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Total Investment Securities Yield on Securities** $80 $67 $111 $117 $93 0.58% 0.81% 0.89% 1.53% 1.38% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% $- $20 $40 $60 $80 $100 $120 $140 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Total FHLB Advances Cost of FHLB Advances

3.82% 3.71% 3.77% 3.68% 3.75% 3.75% 3.74% 3.74% 0.22% 0.29% 0.18% 0.17% 0.14% 0.17% 0.11% 0.28% 4.04% 4.00% 3.95% 3.85% 3.89% 3.92% 3.85% 4.02% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Core NIM Accretion* 17 NET INTEREST MARGIN Net Interest Margin (Core vs. Accretion)* Source: Company financials, as of 12/31/2017 *Impact on net interest margin from incremental accretion on purchased loans • Stable core net interest margin

$- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2014 2015 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Non-Interest Bearing Demand Interest Bearing Demand Money Market Accounts Savings Accounts CDs CORE DEPOSIT FRANCHISE 18Source: Company financials, as of 12/31/2017 Note: All dollars in thousands Deposit Mix • Low cost of deposits despite increases in Fed Funds Rate • 10% annual growth in non-interest bearing demand deposits • Non-Interest Bearing Demand: 10% CAGR • Total Deposits: 5% CAGR Cost of Deposits vs. Fed Funds Rate 0.21% 0.18% 0.16% 0.16% 0.18% 0.20% 0.20% 0.50% 0.50% 0.75% 1.00% 1.25% 1.25% 1.50% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2014 2015 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Cost of Total Deposits Fed Funds Rate

PROFITABILITY TRENDS 19 Source: Company financials, as of 12/31/2017 Note: All dollars in thousands Note: Performance ratios are annualized ROAA ROATCE Net Income Efficiency Ratio 65.0% 67.2% 62.0% 64.4% 59.7% 0.0% 25.0% 50.0% 75.0% 100.0% Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 1.03% 0.97% 1.21% 1.05% 0.97% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 10.84% 10.51% 12.78% 11.10% 10.32% 0.00% 2.50% 5.00% 7.50% 10.00% 12.50% 15.00% Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 $9,893 $9,316 $11,828 $10,624 $10,023 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017

$27,903 $46,745 $48,074 $45,068 $46,307 $31,612 $52,634 $58,134 $61,405 $64,268 3.86% 3.49% 3.01% 2.84% 2.78% 2.00% 2.50% 3.00% 3.50% 4.00% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2013 2014 2015 2016 2017 Compensation & Benefits Expense Non-Compensation Expense NIE/Avg. Assets $11,056 $11,199 $11,537 $12,132 $11,439 $15,753 $16,024 $16,272 $15,823 $16,149 2.78% 2.85% 2.85% 2.76% 2.66% 2.00% 2.50% 3.00% 3.50% 4.00% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Compensation & Benefits Expense Non-Compensation Expense NIE/Avg. Assets NON-INTEREST EXPENSE 20 Source: Company financials, as of 12/31/2017 Note: All dollars in thousands, except per share Note: Non-interest expense/avg. assets ratios are annualized Non-Interest Expense – Annual • Continue to manage non-interest expense and leverage our operational scale • Non-interest expense/average assets of 2.66%, compared to 2.78% in Q4 2016 Non-Interest Expense – Quarters

0.98% 0.65% 0.55% 0.43% 0.45% 0.39% 0.33% 0.32% 0.39% 0.41% 0.30% 0.30% 0.30% 0.29% 0.28% 0.26% 2.38% 1.28% 1.29% 1.23% 1.22% 1.20% 1.21% 1.24% 1.21% 1.13% 1.17% 1.18% 1.19% 1.19% 1.12% 1.13% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% Q1 2014 Q2 2014* Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 AL LL / L oa ns Re cei va ble,ne t NP As / A ss ets NPAs / Assets ALLL / Loans Receivable, net CREDIT QUALITY TRENDS 21 Source: Company financials, as of 12/31/2017 Note: All dollars in thousands *Merger with Washington Banking Company closed during Q2 2014 Non-Performing Assets and Allowance for Loan Losses • Maintaining high standards for credit quality and a low ratio of NPAs / Assets

0.57% 3.32% 2.19% 2.07% 1.41% 0.74% 0.43% 0.32% 0.30% 0.26% 2.33% 3.60% 2.92% 2.53% 1.32% 0.85% 0.62% 0.47% 0.35% 0.21% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 NP As / A sse ts HFWA Median CREDIT QUALITY VS. PEER GROUP 22 Source: SNL Financial, as of the most recent quarter available. HFWA as of 12/31/2017 Note: All dollars in thousands Note: Peer group consists of select banks headquartered in the Western U.S. with $1B- $13B in assets: BANC, BANR, BMRC, BOCH, BSRR, COLB, CVBF, CVCY, FFNW, FFWM, FIBK, GBCI, HMST, HTBK, LBC, OPB, OVLY, PMBC, PPBI, TCBK, WABC Non-Performing Assets – Since 2008 vs. Western U.S. Peers • Superior credit quality compared to HFWA’s Western U.S. peers

$(105) $1,595 $735 $3,464 $1,121 $727 $125 $382 $1,218 $2,361* $(290) $305 $356 $(26) $2,235* $652 -0.20% -0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% $(1,000) $(500) $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016* Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017* Q4 2017 NC Os / A vg . Loan s Net Ch arge Of fs/ (Re co ver ies ) Net Charge Offs /(Recoveries) NCOs / Avg. Loans LOAN CHARGE-OFFS 23 Source: Company financials, as of 12/31/2017 Note: All dollars in thousands *Increase in net charge-offs primarily related to the closure of PCI pool of loans Net Charge Offs – Last 16 Quarters • Net loan charge-offs $652k during Q4 2017 • Net loan charge-offs of $3.2 million during 2017

CAPITAL RATIO TRENDS 24 Source: Company financials, as of 12/31/2017 Tangible Common Equity Ratio Leverage Ratio Tier-1 Capital Ratio Risk Based Capital Ratio 10.5% 10.3% 10.3% 10.5% 10.4% 10.2% 0.00% 4.00% 8.00% 12.00% 16.00% Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 9.9% 9.5% 9.7% 9.7% 9.7% 9.6% 0.00% 4.00% 8.00% 12.00% 16.00% Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 12.0% 12.0% 12.2% 12.1% 12.0% 11.8% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 13.0% 13.0% 13.2% 13.1% 13.0% 12.8% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017

25 SHAREHOLDER RETURN

TOTAL SHAREHOLDER RETURN

Ticker	HFWA
Exchange	NASDAQ
Stock Price	$ 30.40
Market Cap. ($MM)	$ 1,030
Dividend Yield (Regular Div. Only)	1.97%
Average Daily Volume (3 Mo.)	
Avg. Daily Volume (Shares)	181,941
Avg. Daily Volume ($000s)	$ 5,531
52-Week High and Low Price	
52-Week High (12/04/2017)	$ 33.25
52-Week Low (3/27/2017)	$ 22.50
Per Share	
Tg. Book Value Per Share	$ 12.70
EPS - 2018E**	$ 1.82
Number of Research Analysts	6
Valuation Ratios	
Price / Tg. Book Value	239.4%
Price / 2018E EPS**	16.7x

Total Return* – Last Twelve Months



40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
2/27/2017
5/27/2017
8/27/2017
11/27/2017
2/27/2018
+24.4%
+18.8%
+18.4%
+7.7%
S&P 500
SNL Bank
SNL U.S. Bank $1B-$5B
HFWA

- Track record of attractive returns for shareholders with an annual compounded rate of return for the past 20 years of 9.2%
- History of increasing dividends and stock price appreciation

Source: SNL Financial, as of 2/27/2018
Note: SNL U.S. Bank $1B-$5B index includes banks nationwide with total assets of $1.0 billion to $5.0 billion
*Total return includes stock price appreciation and reinvested dividends
**Average Street EPS estimates, per FactSet Research Systems, Inc.

26

$0.08 $0.08 $0.09 $0.09 $0.10 $0.11 $0.11 $0.11 $0.11 $0.12 $0.12 $0.12 $0.12 $0.13 $0.13 $0.13 $0.15 $0.16 $0.10 $0.25 $0.10 $- $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Regular Dividends Special Dividends Quarterly Cash Dividends • Quarterly cash dividend increased 25% year-over-year to $0.15 per share in Q1 2018 – Increased quarterly dividend six times since 2013 – Paid a special dividend for seven consecutive years • Dividend yield of 2.02%* vs. 1.60% for the SNL U.S. Bank $1B-$5B Index HISTORY OF GROWING DIVIDENDS 27 Source: SNL Financial, as of 2/28/2018 *Yield represents regular dividends only - -

INVESTMENT THESIS 28 • Significant scarcity value as a $4+ billion commercial bank in the Pacific Northwest • Located in key markets in Western Washington – one of the strongest economic regions in the country • Proven track record of executing on M&A – Financially and strategically rewarding for shareholders • Long track record of profitability • Disciplined capital management • Conservative credit strategy and track record of strong underwriting • Committed to increasing shareholder value

29 APPENDIX

HISTORICAL FINANCIAL HIGHLIGHTS

Heritage Financial CORPORATION

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
	Last 8 Quarters							
Balance Sheet								
Total Assets	$ 3,678,032	$ 3,756,876	$ 3,846,376	$ 3,878,981	$ 3,885,613	$ 3,990,954	$ 4,050,056	$ 4,113,270
Asset Growth (Anlzd. vs. Prior Period)	3.0%	8.6%	9.5%	3.4%	0.7%	10.8%	5.9%	6.2%
Gross Loans Receivable (Incl. HFS)	$ 2,466,184	$ 2,531,731	$ 2,587,941	$ 2,652,411	$ 2,673,593	$ 2,755,294	$ 2,802,881	$ 2,851,359
Loan Growth (Anlzd. vs. Prior Period)	9.4%	10.6%	8.9%	10.0%	3.2%	12.2%	6.9%	6.9%
Total Deposits	$ 3,130,929	$ 3,158,906	$ 3,242,421	$ 3,229,648	$ 3,243,415	$ 3,291,250	$ 3,320,818	$ 3,393,060
Deposit Growth (Anlzd. vs. Prior Period)	2.9%	3.6%	10.6%	-1.6%	1.7%	5.9%	3.6%	8.7%
Loans / Deposits	78.5%	79.9%	79.5%	81.8%	82.1%	83.5%	84.2%	84.0%
Cash and Securities / Total Assets	25.1%	24.5%	24.4%	23.2%	22.8%	22.9%	22.5%	22.2%
Non-Interest Bearing Deposits (% of Total)	25.4%	26.0%	26.7%	27.3%	27.2%	27.9%	27.6%	27.8%
Non-Maturity Deposits (% of Total)	87.0%	87.7%	88.6%	88.9%	89.4%	88.1%	88.1%	88.3%
Capital Adequacy								
Tangible Common Equity	$ 352,698	$ 362,938	$ 369,251	$ 355,360	$ 363,117	$ 374,292	$ 382,171	$ 383,188
Tangible Common Equity Ratio	9.9%	10.0%	9.9%	9.5%	9.7%	9.7%	9.7%	9.6%
Leverage Ratio	10.5%	10.5%	10.5%	10.3%	10.3%	10.5%	10.4%	10.2%
Risk Based Capital Ratio	13.6%	13.0%	13.0%	13.0%	13.2%	13.1%	13.0%	12.8%
Credit Quality Ratios								
NPAs / Total Assets	0.39%	0.41%	0.30%	0.30%	0.30%	0.29%	0.28%	0.26%
NCOs / Avg. Loans	0.20%	0.38%	-0.05%	0.05%	0.05%	0.00%	0.32%	0.09%
Loan Loss Reserves / Gross Loans	1.20%	1.12%	1.17%	1.17%	1.18%	1.19%	1.12%	1.13%
Income Statement and Performance Ratios								
Net Interest Income	$ 32,760	$ 33,085	$ 33,606	$ 33,055	$ 33,146	$ 34,180	$ 34,991	$ 37,217
Net Income	$ 9,091	$ 8,895	$ 11,039	$ 9,893	$ 9,316	$ 11,828	$ 10,624	$ 10,023
ROAA	1.00%	0.96%	1.16%	1.03%	0.97%	1.21%	1.05%	0.97%
Net Interest Margin	4.04%	4.00%	3.95%	3.85%	3.89%	3.92%	3.85%	4.02%
Non-Interest Expense / Avg. Assets	2.91%	2.87%	2.81%	2.78%	2.85%	2.85%	2.76%	2.66%
Average Assets Per Employee	$ 4,934	$ 4,993	$ 5,141	$ 5,094	$ 5,095	$ 5,190	$ 5,382	$ 5,587
Efficiency Ratio	66.3%	66.8%	61.7%	65.0%	67.2%	62.0%	64.4%	59.7%

Source: Company financials, as of 12/31/2017
Note: All dollars in thousands

30